CAUSEWAY CAPITAL MANAGEMENT TRUST

Supplement dated April 2, 2020 to Summary Prospectuses and Prospectus dated January 28, 2020 (the “Prospectuses”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

In the “Performance” section of each Summary Prospectus and the corresponding section of the Prospectus, the “Average Annual Total Returns” table is amended to replace returns after taxes as set forth below. Returns before taxes have not changed.

Causeway International Value Fund
Institutional Class	1 Year	5 Years	10 Years	Since Inception (October 26, 2001)

Fund Returns After Taxes on Distributions	19.08%	3.38%	5.48%	6.52%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.05%	3.12%	4.85%	6.19%

Causeway Global Value Fund
Institutional Class	1 Year	5 Years	10 Years	Since Inception (Institutional Class Inception: April 29, 2008)

Fund Returns After Taxes on Distributions	19.89%	3.33%	7.61%	4.00%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.48%	3.58%	7.05%	3.90%

Causeway Emerging Markets Fund
Institutional Class	1 Year	5 Years	10 Years	Since Inception (March 30, 2007)

Fund Returns After Taxes on Distributions	16.60%	4.02%	4.59%	4.12%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.72%	3.47%	4.00%	3.68%

Causeway International Opportunities Fund
Institutional Class	1 Year	5 Years	10 Years	Since Inception (December 31, 2009)

Fund Returns After Taxes on Distributions	21.26%	3.84%	5.35%	5.35%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.64%	3.42%	4.72%	4.72%

Causeway Global Absolute Return Fund
Institutional Class	1 Year	5 Years		Since Inception (January 24, 2011)

Fund Returns After Taxes on Distributions	-15.89%	-4.22%		-0.77%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	-9.41%	-2.45%		0.02%

International Small Cap Fund
Institutional Class	1 Year	5 Years		Since Inception (October 20, 2014)

Fund Returns After Taxes on Distributions	17.80%	5.43%		5.68%

Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.94%	4.98%		5.16%

In the “Foreign and Emerging Markets Risk” section of the Summary Prospectuses and Prospectus, after “These risks are higher for emerging markets investments.” add “Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.”

In the Prospectus, under “Investing in the Funds, Description of Classes,” the second to last paragraph is replaced as follows: “The account minimums for Institutional and Investor Class shares may be waived for employees and board members of the Investment Adviser (or its parent holding company) and Trustees of the Funds and their families, and for holders of shares purchased by clients of the Investment Adviser. The Funds’ officers or their delegates may, in their discretion, also waive or lower account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future, or if the customers of the financial intermediary or investment adviser in aggregate invest more than $1 million in the Trust.”

Please retain this supplement for future reference.

CCM-SK-054-0100

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